                        DEFINITIVE PROXY

                          SCHEDULE 14A
                         (Rule 14a-101)

                    SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

              TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC
             --------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                 -------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(I)(1) and 0-11

     (1)  Title  of each class of securities to which transaction applies:
                 -------------------------------
     (2)  Aggregate  number  of securities to  which  transaction applies:
                 -------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 -------------------------------
     (4)  Proposed maximum aggregate value of transaction:
                 -------------------------------
     (5)  Total fee paid:
                 -------------------------------
     [ ]  Fee paid previously with preliminary materials:
                 -------------------------------
     [ ]  Check  box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                 -------------------------------
     (1)  Amount previously paid:
                 -------------------------------
     (2)  Form, Schedule or Registration Statement no.:
                 -------------------------------
     (3)  Filing Party:
                 -------------------------------
     (4)  Date Filed:  February 21, 2003

DEFINITIVE PROXY STATEMENT


              TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC
                        1107 Investment Boulevard
                        El Dorado Hills, CA 95762

                 NOTICE OF SPECIAL MEETING OF INVESTORS

To the Investors of Technology Funding Venture Capital Fund VI, LLC:

Notice is hereby given that a Special Meeting of Investors (the "Meeting") of Technology Funding Venture Capital Fund VI, LLC, (the "Fund") will be held at 9:00 a.m., local time, on March 14, 2003, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:

1. Dissolution and termination of the Fund prior to the expiration of its term pursuant to Article 15.1(c) and Article 15.4 of the Operating Agreement;

2. Withdrawal of the Fund's election to be treated as a Business Development Company pursuant to Article 5.4(b) of the Operating Agreement;

3.   Approval of the sale or abandonment of the Fund's remaining assets;

4. Ratification of the Independent Directors' appointment of Grant Thornton as independent certified public accountants of the Fund; and

5. Such other matters as may properly come before the Meeting or any adjournment thereof.

Pursuant to the Fund's prospectus, this notice, proxy statement and form of proxy are first being delivered electronically to Investors on or about February 21, 2003. A paper proxy statement, paper ballot and postage-paid return envelope will follow shortly via postal mail.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign, and date the paper ballot and return it as promptly as possible in the postage-paid envelope. The proxy is being solicited by the Independent Directors.

                           By order of the Independent Directors,

                           Technology Funding Inc., Investment Manager
                           Charles R. Kokesh, Chief Executive Officer


El Dorado Hills, California
February 21, 2003

TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC
1107 Investment Boulevard
El Dorado Hills, California 95762

PROXY STATEMENT

Pursuant to the Fund's prospectus, this notice, proxy statement and form of proxy are first being delivered electronically to Investors on or about February 21, 2003. A paper proxy statement, paper ballot and postage-paid return envelope will follow shortly via postal mail.

The Investment Managers have made loans to Technology Funding Venture Capital Fund VI, LLC (the "Fund") to finance its recurring losses from ongoing operations. Pursuant to Article 15.2 of the Operating Agreement, any proceeds from the liquidation of assets will be applied against those loans. Accordingly, no funds or shares will be distributed to Investors upon the dissolution, liquidation and termination of the Fund.

Voting Rights and Procedures

Only Investors of record on January 31, 2003, will be entitled to vote at the Special Meeting of Investors (the "Meeting") of the Fund to be held at 9:00 a.m., local time, on March 14, 2003, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. At the close of business on the record date, the Fund had 5,157 Shares outstanding and entitled to vote. Investors are entitled to one vote for each Share held.

Investors may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Investor with respect to each proposal listed on the form of proxy.

The approval of each of the matters proposed in this proxy statement requires the affirmative vote or consent of the Investors who in the aggregate own more than 50% of the outstanding Shares. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If an Investor fails to return a proxy, the Investor, pursuant to Article 14.4 of the Operating Agreement, shall be deemed to have granted to the Management Committee a proxy solely for those matters noticed for and acted upon at the Special Meeting, and the Management Committee will vote all such proxies "FOR" the proposals noticed for and acted upon at the Special Meeting.

If an Investor does not specify on the form of proxy how the Investor's Shares are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy. If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the Independent Directors.

General Information

Technology Funding Venture Capital Fund VI, LLC (the "Fund") is a limited liability company organized under the laws of the State of Delaware in February 1997. Through April 25, 2000, the Fund was offering 1,000,000 shares in an aggregate amount of up to $100,000,000. The offering commenced on January 22, 1998 (the "Commencement Date"). The shares were being offered and sold through Technology Funding Securities Corporation ("TFSC"), a wholly owned subsidiary of Technology Funding Inc. ("TFI"), and a registered member of the National Association of Securities Dealers, Inc. TFSC suspended the offering of shares of the Fund on April 25, 2000, with a total of 5,157 shares sold. The Fund's original contributed capital was $516,216, consisting of $515,700 from Investors and $516 from the Investment Managers, TFI and Technology Funding Ltd. ("TFL"). TFI, whose principal address is 1107 Investment Boulevard, El Dorado Hills, California 95762, is the Fund's principal investment advisor and administrator. The Investment Managers do not own any shares.

In June 2001, the Independent Directors terminated the offering because current market conditions and the small size of the Fund made it unlikely that the Fund would ever achieve its investment objectives and directed the Investment Managers to attempt to sell the Fund's assets to non-affiliates. On March 15, 2002, the Independent Directors recommended a proxy be sent to the Fund's investors requesting immediate dissolution of the Fund. In the interim, the Directors and the Investment Managers have been working to resolve outstanding issues related to the dissolution, liquidation and termination of an affiliated fund prior to preparing a similar proxy for the Fund.

The original purpose of the Fund was to make venture capital investments in emerging growth companies and preserve investor capital through risk management and active involvement with such companies as described in the "Summary of the Offering" and "Business of the Fund" sections of the Prospectus dated June 4, 1998. The Fund has elected to be a business development company under the Investment Company Act of 1940, as amended
(the "Act"), and operates as a non-diversified investment company as that term is defined in the Act. Additional characteristics of the Fund's business are discussed in the "Risk Factors" and "Conflicts of Interest" sections of the Prospectus, which sections are also incorporated herein by reference. The Fund will continue until December 31, 2007, subject to the right of the Independent Directors to extend the term for up to two additional two-year periods, or until dissolution prior thereto.

The Fund is managed and administered by three Independent Directors. Pursuant to Article 2, Section (r) of the Operating Agreement, the Independent Directors are defined as "those Directors that are not 'Interested Persons' of the Fund." The Independent Directors have exclusive control of the management of the Fund, provide overall guidance and supervision of the Fund's operations, and perform the various duties imposed on the boards of directors of business development companies by the Investment Company Act of 1940, as amended (the "Act"). In addition to having general fiduciary duties, the Independent Directors, among other things, supervise the management arrangements of the Fund and supervise the activities of the Investment Managers. Subject to the supervision of the Independent Directors, the Investment Managers are responsible for (i) management of the Fund;
(ii) making all decisions regarding the Fund's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Fund affairs.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the Directors for use at the Meeting. The Independent Directors of the Fund have designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Fund. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $5,000 to $10,000 including the allocable costs of personnel of the Investment
Managers engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots, and responding to inquiries from Investors, plus approximately $20,000 to $25,000 of legal costs attributable to this proxy for counsel to the Fund and special Delaware counsel.

Record Date

By order of the Directors, only Investors of record at the close of business on January 31, 2003, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Fund; (ii) submitting to the Fund before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Fund is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Investors do not have any "dissenter's rights."

Ownership of Fund Shares

According to records maintained by the Fund, as of January 31, 2003, two individuals, Michael Allen and Murray Newman, who made initial purchases during the Offering Period each owned beneficially 9.7% of the outstanding Shares. No other person owned beneficially more than 5% of the outstanding Shares. The Investment Managers do not own any securities of the Fund, whether voting or non-voting. As provided in Article 7.1(a) of the Operating Agreement, the Investment Managers made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Operating Agreement, relating to profits and losses and distributions, but do not own Fund Shares.

Annual Reports

The Fund's Annual Report on Form 10-K for the year ended December 31, 2001, ("Annual Report") was delivered electronically to all Investors of record as of March 31, 2002, on or about June 10, 2002. The Annual Report and the Fund's Quarterly Report on Form 10-Q for the period ended September 30, 2002, may be accessed by going to www.techfunding.com on the Internet and clicking on "VC Fund Reports."

Proposal 1 - Dissolution and Termination of the Fund Prior to the
Expiration of its Term

Article 15 of the Operating Agreement governs the dissolution, liquidation, and termination of the Fund. Under Article 15.1, the Fund shall be dissolved upon the occurrence of any of the following:

(a)   the expiration of its term, except to the extent extended pursuant to
Section 1.5;
(b)   the Incapacity of all Directors;
(c) the election to dissolve the Fund by a Majority in Interest of the Investors;
(d) the withdrawal, retirement or removal of a Director, or the transfer or assignment by a Director of its Fund Interest without the designation of a successor Director under Section 12.5;
(e) the sale or other disposition at any one time of all or substantially all of the assets of the Fund; and
(f)   dissolution required by operation of law.

After careful review of the Fund's financial status, the Independent Directors determined that current market conditions and the small size of the Fund make it highly unlikely that the Fund could reach its stated investment objectives and recommended that the Fund be dissolved prior to its scheduled termination date of December 31, 2007.

The following table compares the Fund's annual management fees and operating expenses to the fair value of its assets over the past three years. Since the Fund's inception, the Investment Managers have made loans to the Fund to finance its ongoing operations. At December 31, 2002, the Fund had loans outstanding of $703,919 from TFI and $138,418 from TFL. TFI and TFL do not charge the Fund interest on these loans.


                                        For the years ended December 31,
                                        2001          2000          1999
---------------------------------------------------------------------------
Management fees                        $10,314       13,118        10,404
Administrative and investor services    64,635      115,495       113,812
Investment operations                    4,124       33,449        24,969
Computer services                       18,522       22,206        20,134
Professional fees                       59,276       84,736        44,482
Independent Directors' compensation     54,643       47,358        37,526
----------------------------------------------------------------------------
Total expenses                        $211,514     $316,362      $251,327

Fair value at 12-31                    $28,204      $42,432      $315,186

Pursuant to Article 15.1(c), Proposal 1 seeks an affirmative vote of Investors owning a majority of the outstanding Shares of the Fund for the immediate dissolution of the Fund. Pursuant to Article 15.2, the Fund's Management Committee, comprised of the Affiliated Directors, shall serve as Liquidating Trustee. Upon the liquidation or abandonment of the Fund's remaining holdings, pursuant to Article 15.4, the Liquidating Trustee will comply with any requirements of the Operating Agreement and the Act or other applicable law pertaining to the winding up of a limited liability company, and the Fund shall stand terminated.

Proposal 2 - Withdrawal of the Fund's Election to be Treated as a Business Development Company

At its formation, the Fund elected to be regulated as a business development company ("BDC") as defined in Section 2 of the Act. Article 5.4 of the Operating Agreement generally provides for the rights of Investors.
Article 5.4(b) deals expressly with the rights of the Investors regarding the Fund's election to be treated as a business development company. The specific language is as follows:

   5.4  Rights of Investors.  The Investors shall have the following rights:...
       (b) the right to approve or disapprove proposed changes in the nature of the Fund's business so as to cause the Fund to cease to be, or to withdraw its election as, a business development company under the 1940 Act;

Assuming an affirmative vote on Proposal 1, the Fund, as a BDC, will immediately cease operations. Pursuant to Section 53 of the Act, any business development company may voluntarily withdraw its election by filing a notice of withdrawal of election with the U.S. Securities and Exchange Commission (the "SEC"). If the BDC election is withdrawn, the Fund will no longer be a reporting entity, which will allow the Liquidating Trustee to reduce administrative expenses to a minimum. Proposal 2 seeks an affirmative vote of Investors owning a majority of the outstanding Shares of the Fund to authorize the Management Committee to withdraw the Fund's election as a business development company immediately following the Meeting.

Proposal 3 - Approval of the Sale or Abandonment of the Fund's Remaining Assets

Pursuant to Article 3.5 of the Operating Agreement, the Management Committee has the exclusive power and authority, subject to the supervision of the Independent Directors, to manage and control the venture capital investments of the Fund, including the power to sell and liquidate those investments. Under the direction of the Independent Directors, the Fund began liquidating its holdings in July 2001, selling 40,000 Preferred shares of Sanarus Medical, Inc., to a third party for total proceeds of $60,000.

The Fund's Balance Sheet as of September 30, 2002, as filed with the SEC on Form 10-Q, is attached as Exhibit A.

The Fund's iVillage Inc. shares are publicly traded and can be sold anytime. However, at December 31, 2002, approximately 76% of the value of the Fund's assets was in private holdings for which there is no ready market. The following table identifies the remaining companies in the portfolio.

                                Cost      9-30-02      12-31-02       % of
  Investment        Shares      Basis    Fair Value   Fair Value   Total Assets
-------------------------------------------------------------------------------
iVillage Inc.
  (Nasdaq: IVIL))    1,113      $62,093    $1,776       $1,046          24%
Resolution Sciences
  Corporation       15,000      $30,000    $3,000           $0           0%
WorldRes.com, Inc.  11,157      $67,500   $10,041       $3,347          76%
-------------------------------------------------------------------------------
Aggregate Values                          $14,817       $4,393         100%

The Fund reports the "fair value" of its investments in all of its public filings. Under the direction and control of the Independent Directors, the Investment Managers are delegated the authority to establish valuation procedures and periodically apply such procedures to the Fund's investment portfolio. In fulfilling this responsibility, the Investment Managers periodically update and revise the valuation procedures used to determine fair value in order to reflect new events, changing market conditions, more experience with investee companies or additional information, any of which may require the revision of previous estimating procedures.

Unrestricted publicly traded securities are valued at the closing sales price or bid price that is available on a national securities exchange or over-the-counter market. Valuation discounts of 5% to 50% are applied to publicly traded securities subject to resale restrictions resulting from Rule 144 or contractual lock-ups, such as those commonly associated with underwriting agreements or knowledge of material non-public information.

The fair value of all other investments is determined in good faith by the Investment Managers under the delegated authority of the Independent Directors after consideration of available relevant information. There is no ready market for the Fund's investments in private companies or unregistered securities of public companies. Fair value is generally defined as the amount the Fund could reasonably expect to receive for an investment in an orderly disposition based on a current sale. Significant factors considered in the estimation of fair value include the inherent illiquidity of and lack of marketability associated with venture capital investments in private companies or unregistered securities, the investee company's enterprise value established in the last round of venture financing, changes in market conditions since the last round of venture financing or since the last reporting period, the value of a minority interest in the investee company, contractual restrictions on resale typical of venture financing instruments, the investee company's financial position and ability to obtain any necessary additional financing, the investee company's performance as compared to its business plan, and the investee company's progress towards initial public offering. The values determined for the Fund's investments in these securities are based upon available information at the time the good faith valuations are made and do not necessarily represent the amount which might ultimately be realized, which could be higher or lower than the reported fair value.

Liquidity events for the two private companies in the portfolio are uncertain. WorldRes.com, an online hotel reservation network, had positioned itself for an initial public offering three years ago before the collapse of the IPO market. It was forced to withdraw its S-1 registration statement on February 9, 2001. Since then, the company has had to cope with the slowdown in the travel sector in the aftermath of the September 11, 2001, terrorist attacks. Its future is uncertain, and obtaining additional private equity has been difficult. In light of recent transactions in the private equity market, there is no assurance that the Fund's WorldRes.com holdings could be sold for the indicated fair value or any amount.

Resolution Sciences Corporation, which develops digital microscopy systems for biomedical research and materials, has been unable to meet milestones or raise additional financing notwithstanding the superiority of its proprietary technology. The company is in the process of raising a debt financing to allow it to continue to operate for several additional months. There is no assurance that it will be successful in its efforts. If the financing does not come together, the company will probably be liquidated with no return to any of the equity holders, including the Fund. At December 31, 2002, the fair value of the Fund's holdings in Resolution Sciences was written down to zero.

Proposal 3 seeks an affirmative vote of Investors owning a majority of the outstanding Shares of the Fund to authorize the Investment Managers to seek qualified buyers for the remaining assets in the portfolio and, if such a sale is not possible, to otherwise dispose of and liquidate the assets in order to terminate the Fund. If necessary, the Independent Directors will establish a liquidating trust. Over a 90-day period from the date of the Meeting, the Liquidating Trustee will attempt to sell the remaining shares back to the issuers, another shareholder or a third party. At the end of the 90 days, if the remaining shares cannot be sold, the Fund or the issuers will cancel the share certificates.

The Investment Managers have made loans to the Fund to finance its recurring losses from ongoing operations. At December 31, 2002, the Fund owed TFI $703,919 and TFL $138,418. TFI and TFL are not charging the Fund interest on these loans. Pursuant to Article 15.2 of the Operating Agreement, any proceeds from the liquidation of assets will be applied against those loans. Accordingly, no funds or shares will be distributed to Investors upon the dissolution, liquidation and termination of the Fund.

Proposal 4 - Appointment of Independent Public Accountants

In December 2000, the Independent Directors appointed Arthur Andersen LLP ("Andersen") as the Fund's independent public accountants. In March 2002, the U.S. Justice Department indicted Andersen for allegedly obstructing a federal investigation related to a former client. Andersen was subsequently convicted of the criminal charges in May 2002. After a thorough analysis of Andersen's ability to continue to provide audit services to its clients, the Independent Directors determined at a meeting on June 14, 2002, that it was in the best interests of the Fund to change auditors and appointed the firm of Grant Thornton to examine the financial statements of the Fund for the year ended December 31, 2002, and until either its resignation or the appointment of its successor.

During Andersen's tenure as the Fund's independent public accountants, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope, or procedure. Andersen's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. However, Andersen's opinions filed with both the 2000 and 2001 financial statements noted "substantial doubt" about the Fund's ability to continue as a going concern.

Pursuant to the authority conferred in Article 3.07 of the Operating Agreement and subject to the approval of a majority in interest of the Investors, the Independent Directors voted unanimously to direct the Management Committee to appoint Grant Thornton as the Fund's independent public accountants. Grant Thornton has represented that it has no direct or indirect financial interest in the Fund. The appointment of Grant Thornton is subject to ratification or rejection by the Investors of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the appointment of Grant Thornton.

Grant Thornton will also act as independent public accountants for the Investment Managers and all of the other Technology Funding partnerships and entities (subject to receipt of approval of interest holders in such entities, if necessary). The fees received by Grant Thornton from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Independent Directors considered the fact that Grant Thornton has been retained as the independent accountants for the Investment Managers and the other entities described above in their evaluation of the independence of Grant Thornton with respect to the Fund.

Audit Fees
------------
The Fund paid Andersen $15,045 for its 2001 audit of the Fund's Annual Report and Form 10-K and reviews of the Fund's Forms 10-Q.

Financial Information Systems Design and Implementation Fees
---------------------------------------------------------------
No fees were paid to Andersen for such services.

All Other Fees
------------------
The Fund paid Andersen $9,363 for tax return preparation and tax advisory services as well as securities counts conducted by Andersen. In aggregate, Andersen was paid a total of $409,785 for audit and tax services provided to the Fund's Investment Managers and other entities that would be considered affiliates of the Fund or its Investment Managers.

The Fund's Independent Directors considered whether payment of the fees disclosed above were compatible with Andersen's independence and concluded that such payments did not affect their independence.

Representatives of Andersen and Grant Thornton are not expected to be present at the Meeting and therefore will not have the opportunity to make a statement or respond to questions from Investors.

The Independent Directors recommend a vote FOR Proposals 1, 2, 3 and 4.

Other Matters

This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements. For those statements, the Management Committee claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The Independent Directors do not intend to bring any other business before the Meeting and, so far as it is known to the Independent Directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information

Investor Status
The Operating Agreement provides that the Investors of the Fund are prohibited from exercising certain rights of Investors, including the right to elect Investment Managers, to approve certain Fund matters, and to amend the Operating Agreement, unless prior to the exercise of such rights, counsel for the Fund has delivered to the Fund an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Act or the laws of the other jurisdictions in which the Fund is then formed or qualified, or will adversely affect the limited liability of the Investors and Directors and the classification of the Fund as a partnership for federal or state income tax purposes. Jeffer, Mangels, Butler & Marmaro LLP, as counsel to the Fund, and Prickett, Jones & Elliott, P.A., as special Delaware counsel to the Fund, have delivered favorable opinions to the Fund with respect to the foregoing. To the extent that the Investment Company Act requires a vote on certain matters, there will be a shareholder vote.

Investor Proposals
Any Investor proposal submitted to the Fund for inclusion in the Fund's proxy statement and form of proxy relating to future meetings of the Fund's Investors, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices 120 days or a reasonable length of time prior to the date the Fund mails proxy materials for the meeting in order for the proposal to be considered at that meeting. Any such proposal must comply in all respects with the applicable rules and regulations under the Exchange Act.

In order for proposals made outside Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices a reasonable length of time prior to the date the Fund mails the proxy materials for the meeting for consideration at that meeting.

The proxies solicited by the Fund will confer general discretionary authority only with regard to such matters specifically noticed in this proxy statement. Notwithstanding such discretionary authority, the Independent Directors are supportive of all the proposals noticed in this proxy statement and will vote any proxies granted to them in favor of each proposal unless a proxy is marked to be voted against a specific proposal or candidate as provided on the ballot. The Fund will specifically advise Investors when to submit proposals for future meetings in future reports filed under the Exchange Act.

Where You Can Find More Information
The Fund files annual and quarterly reports, proxy statements, and other information with the SEC. The Fund's filings are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Investors also may read and copy any report, statement, or other information that the Fund has filed with the SEC at the SEC's public reference rooms. Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Fund to incorporate by reference information into this proxy statement, meaning the Fund can disclose important information by referring Investors and others who read this proxy statement to other documents that the Fund has filed with the SEC. The Fund incorporates by reference the documents listed below:

   The Fund's Annual Report on Form 10-K, filed on March 22, 2002, file number 814-00139.
   The Fund's Prospectus and Operating Agreement, filed on June 4, 1998, file number 333-23913.

All Investors are urged to complete, sign, and date the accompanying proxy and return it in the enclosed postage-paid envelope. Thank you for your assistance.

Exhibit A

BALANCE SHEETS
--------------


                                           (Unaudited)        (Audited)
                                           September 30,     December 31,
                                               2002             2001
                                         --------------------------------

ASSETS

Equity investments (cost basis of
 $159,593 at September 30, 2002,
 and December 31, 2001)                      $ 14,817         $ 28,204
Cash and cash equivalents                          66               --
                                              -------          -------
     Total assets                            $ 14,883         $ 28,204
                                              =======          =======

LIABILITIES AND MEMBERS' EQUITY

Accounts payable and accrued expenses        $  5,048         $ 20,771
Due to related parties                        801,073          655,035
                                              -------          -------
     Total liabilities                        806,121          675,806

Commitments and contingencies
 See Note 7.

Members' equity:
 Investors (5,157 shares outstanding)              --               --
 Investment Managers                          (791,238)        (647,602)
                                               -------          -------
     Total members' equity                    (791,238)        (647,602)
                                               -------          -------
     Total liabilities and
       members' equity                        $ 14,883         $ 28,204
                                               =======          =======

               TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC

                     Proxy for Meeting of Investors
                            March 14, 2003

          Proxy Solicited by the Independent Directors of the Fund

Please mark, date, and sign this proxy and return it prior to the meeting to be held on March 14, 2003.

The undersigned hereby appoints Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of the Investors of Technology Funding Venture Capital Fund VI, LLC, (the "Fund") to be held at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:00 a.m. local time, on Friday, March 14, 2003, and any adjournment thereof, and to vote the number of Shares in the Fund the undersigned would be entitled to vote if personally present in the following matters:

1. Dissolution and termination of the Fund prior to the expiration of its term.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]
--------------------------------------------------------------

2. Withdrawal of the Fund's election to be treated as a business development company.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]
---------------------------------------------------------------

3.   Approval of the sale or abandonment of the Fund's remaining assets.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]
---------------------------------------------------------------

4. Ratification of the Independent Directors' appointment of Grant Thornton as independent certified public accountants of the Fund.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]
---------------------------------------------------------------

5. Such other matters as may properly come before the Meeting or any adjournment thereof.
---------------------------------------------------------------

The Independent Directors recommend a vote FOR all Proposals 1, 2, 3 and 4 above. The Investment Managers have made loans to the Fund to finance its recurring losses from ongoing operations. Pursuant to Article 15.2 of the Operating Agreement, any proceeds from the liquidation of assets will be applied against those loans. Accordingly, no funds or shares will be distributed to Investors upon the dissolution, liquidation and termination of the Fund.

This proxy will be voted as directed. Investors may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. If an Investor does not specify on the form of proxy how the Investor's Shares are to be voted, or if an Investor fails to return a proxy, the Investor, pursuant to Article 14.4 of the Operating Agreement, shall be deemed to have granted to the Independent Directors a proxy solely for those matters noted on the form of proxy and the Independent Directors will vote all such proxies "FOR" each proposal noted on the enclosed form of proxy. Abstentions so marked on any proposal will have the same effect as a vote against the proposal.

PROXY INSTRUCTIONS
1. Please sign exactly as the name or names appear hereon.
2. If Fund Shares are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees and partners should so indicate when signing.
Dated:__________________, 2003
By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2001 Annual Report.
Signature(s)_________________________________________
            _________________________________________